UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02151

____________________________

BANCROFT FUND LTD.

(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308

(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore

BANCROFT FUND LTD.

65 Madison Avenue

Morristown, New Jersey 07960-7308

(Name and address of agent for service)

Copy to:

Steven B. King, Esq.

Ballard Spahr LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103-7599

Registrant’s telephone number, including area code: (973) 631-1177

Date of fiscal year end:  October 31, 2014

Date of reporting period: April 30, 2014

ITEM 1.     REPORTS TO STOCKHOLDERS.

BANCROFT FUND LTD.

2014 Semi-Annual Report
April 30, 2014

2014 Semi-Annual Report
April 30, 2014

Bancroft Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance through April 30, 2014 with dividends reinvested

	Calendar		Annualized			10 Year
	YTD	1 Year	3 Years	5 Years	10 Years	Volatility*
Bancroft market price	6.72%	16.49%	6.77%	15.51%	6.38%	14.49%
Bancroft net asset value	4.38	16.41	7.63	15.02	6.20	12.67
Bank of America Merrill Lynch All U.S. Convertibles Index	4.24	19.04	9.85	17.06	7.38	12.43
Barclays Balanced U.S. Convertibles Index	2.74	14.15	7.99	14.68	NA	NA
S&P 500® Index	2.55	20.41	13.77	19.10	7.66	15.01

Bank of America Merrill Lynch All U.S. Convertibles Index and S&P 500® Index performance in the table above are from the Bloomberg L.P. pricing service. Barclays Balanced U.S. Convertibles Index performance is from Barclays Capital.

Bancroft’s net asset value performance in the table above has not been adjusted for expenses or for the 2008 tender offer (the anti-dilutive effect was 0.85%). Performance data represents past results and does not reflect future performance.

* Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Quarterly History of NAV and Market Price (NYSE MKT symbol: BCV)

	Net Asset Values			Market Prices
Qtr. Ended	High	Low	Close	High	Low	Close
7/31/13	$21.51	$20.26	$21.51	$18.20	$16.73	$17.88
10/31/13	22.40	21.26	22.13	18.51	17.53	18.42
1/31/14	23.06	21.85	22.75	19.29	18.02	18.97
4/30/14	24.02	22.34	23.25	20.07	18.72	19.67

Dividend Distributions (12 Months)

Record Date	Payment Date	Income	Capital Gains	Total
6/13/13	6/27/13	$0.12	$—	$0.12
9/12/13	9/26/13	0.12	—	0.12
11/29/13	12/30/13	0.20	—	0.20
3/13/14	3/27/14	0.12	—	0.12
		$0.56	$—	$0.56

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To Our Shareholders

June 12, 2014

Last year the convertible securities market saw a substantial increase in issuance with roughly $50 billion in new issues. This year has started a bit slower with issuance of $13.1 billion through April 30 (an annual rate of about $39 billion), but still well above the annual issuance levels of 2012 and 2011. It is not unusual to see issuance fall off in a low interest rate environment as companies can choose to issue low cost debt instead of convertible securities. However, while we do not expect a big increase in interest rates, we do anticipate that rates will be higher before year-end. It is likely that this will prompt additional offerings of convertible securities as the year progresses, perhaps matching last year’s total issuance.

With the low issuance of new convertible securities in 2011 and 2012, the Bank of America Merrill Lynch All U.S. Convertibles Index (BAML Index) lost its balance between equity-sensitive, total-return, and fixed-income issues. The market became skewed towards older issues that were very equity-sensitive due to the strength of the stock market. The increase in issuance over the past year has helped to correct this imbalance to an extent, but the index is still not yet at historical norms. Many active convertible managers construct a portfolio with roughly equal portions in equity-sensitive, total-return, and fixed-income issues because this investment approach has generally provided income, potential capital appreciation and reduced volatility. However, in the strong equity environment which has prevailed in the past few years, this approach to convertible security investments has underper-formed the BAML Index. For example, the Lipper Open-End Convertible Fund Average has underper-formed the BAML Index for the year-to-date, one-, three-, and five-year periods ended April 30, 2014 even after adjusting for expenses. Bancroft Fund Ltd. also seeks to balance its portfolio to reduce risk and enhance income so, although the Fund outperformed the BAML Index (net of fees) for 2014 year-to-date as of April 30, 2014, like the Lipper Open-End Convertible Fund Average, Bancroft also under-performed the BAML Index for those other time periods. However, the Fund did outperform the Lipper average for the year-to-date, three-, and five-year periods ended April 30, 2014.

We believe that the convertible securities market will continue its trend toward a more balanced market as new issues continue to replace redeemed or matured issues; indeed, the process has already begun: Barclays noted that equity-sensitive issues made up only 52% of the market at April 30, 2014, down from 59% at December 31, 2013.

Barclays has measured the convertible securities market as of April 30, 2014 at $225 billion with 542 issues outstanding, consisting of 52% equity-sensitive issues, 34% total-return issues, 13% credit-sensitive issues, and 1% distressed issues by market weight. Investment grade issues made up only 19% of the market with 37% rated below investment grade. The remaining issues are not rated. The top three sectors with convertible securities outstanding are Information Technology at 25%, Financials at 18%, and Health Care at 16%.

The portfolio of Bancroft Fund Ltd. at April 30, 2014 consisted of 73.3% cash-pay convertible bonds and notes, 10.6% mandatory convertible issues, 12.2% convertible preferred stock, and 0.6% common stock. The bonds had an average current annual yield of 2.31%; the mandatory convertible securities, 5.16%; the preferred shares, 5.88%; and the common shares, 2.10%. The Fund’s median premium-to-conversion value was 24.2%. We calculate that equities and equity-sensitive convertible issues made up 44% of the Fund’s portfolio, with credit-sensitive issues accounting for 18% of the Fund’s portfolio, and total-return convertible issues at 38%.

Performance for Bancroft’s second fiscal quarter ended April 30, 2014 was enhanced by exposure to the Industrials and Financials sectors. Performance was held back, however, by the Fund’s exposure to the Health Care and Materials sectors. The Fund’s largest sector exposure as of April 30, 2014 was in Information Technology (25.8%), Financials (21.9%) and Health Care (14.5%).

continued on the following page

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To Our Shareholders (continued)

As previously reported, the Board of Trustees of the Fund authorized a share repurchase program of up to 3% of the outstanding shares of the Fund as a way to address what the Trustees believe to be an undervaluation of the Fund’s shares. The Fund bought 161,243 shares (3% of the number of outstanding shares at the time the repurchase program commenced) at an average price of $19.01 per share, pursuant to the repurchase program.

The results of the 2014 annual meeting of shareholders are shown in the Miscellaneous Notes section of this report. We thank you for your participation and support. At its May meeting, the Board of Trustees of the Fund declared a dividend of $0.12 per share, consisting of undistributed net investment income. The dividend is payable on June 27, 2014 to shareholders of record on June 13, 2014.

Portfolio Managers:

Thomas H. Dinsmore
Jane D. O’Keeffe
James A. Dinsmore

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Largest Investment Holdings by underlying common stock

	Value (Note 1)	% Total Net Assets
Gilead Sciences, Inc.	$3,452,505	2.8%
Gilead Sciences is a research-based biopharmaceutical company that discovers, develops and commercializes medicines. Gilead’s primary areas of focus include human immunodeficiency virus (HIV)/AIDS, liver diseases, and cardiovascular/metabolic and respiratory conditions.

Iconix Brand Group, Inc.	2,897,187	2.4
Iconix is a brand management company engaged in licensing, marketing and providing trend direction for a portfolio of consumer brands. The company is the owner of the brands through its wholly owned subsidiaries, which it licenses directly to retailers, wholesalers and suppliers.

United Technologies Corp.	2,645,600	2.2
United Technologies provides high technology products and services to the building systems and aerospace industries worldwide.

Wells Fargo &Co.	2,390,500	1.9
Wells Fargo is a diversified financial services company, providing retail, commercial and corporate banking services through banking stores located in 39 states and the District of Columbia.

NextEra Energy, Inc.	2,334,725	1.9
NextEra is an electric power company that has over 42,000 megawatts of generating capacity in 26 states in the United States and four provinces in Canada. It also purchases electric power for resale to its customers and provides risk management services related to power and gas consumption for a limited number of customers.

The Priceline Group Inc.	2,104,688	1.7
Priceline is an online travel company that offers its customers hotel room reservations at over 295,000 hotels worldwide through the Booking.com, priceline.com and Agoda brands. In the United States, it also offers its customers reservations for car rentals, airline tickets, vacation packages, destination services and cruises through the priceline.com brand.

Bank of America Corp.	2,048,850	1.7
Bank of America is a bank holding company, a financial holding company, and a financial institution, serving individual consumers, small and middle market businesses, corporations and governments with a range of banking, investing, asset management and other financial and risk management products and services.

Jarden Corp.	2,040,000	1.7
Jarden provides a broad range of consumer products through product segments that include Outdoor Solutions, Consumer Solutions and Branded Consumables. The company sells branded products through a variety of distribution channels, including club, department store, drug, grocery, mass merchant, sporting goods and specialty retailers, as well as direct to consumers.

Total	$19,914,055	16.3%

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Major Industry Exposure

% Total Net Assets
Semiconductors & Semiconductor Equipment	9.2%
Biotechnology	9.0
Real Estate Investment Trusts	7.2
Software	6.8
Oil, Gas & Consumable Fuels	3.9
Internet Software & Services	3.4
Commercial Banks	3.3
Insurance	3.1
Metals & Mining	2.8
Consumer Finance	2.6
Total	51.3%

Major Portfolio Changes by underlying common stock

Six months ended April 30, 2014

ADDITIONS	REDUCTIONS

AMAG Pharmaceuticals, Inc.	AmTrust Financial Services, Inc.

Cardtronics, Inc.	Annaly Capital Management, Inc.

Carriage Services, Inc.	Array BioPharma Inc.

Crown Castle International Corp.	Ascent Capital Group, Inc.

Emergent BioSolutions Inc.	CEMEX S.A.B. de C.V.

HomeAway, Inc.	Concur Technologies, Inc.

Incyte Corp.	Gilead Sciences, Inc.

InvenSense, Inc.	Hawaiian Holdings, Inc.

JinkoSolar Holding Co., Ltd.	Insulet Corp.

Layne Christensen Co.	Northgate Minerals Corp.

NVIDIA Corp.	PPL Corp.

Post Holdings, Inc.	Shutterfly, Inc.

Proofpoint, Inc.	Stillwater Mining Co.

RAIT Financial Trust	Unisys Corp.

SolarCity Corp.	United States Steel Corp.

SunEdison, Inc.	Volcano Corp.

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Portfolio of Investments April 30, 2014 (unaudited)

	Principal Amount	Value (Note 1)
CONVERTIBLE BONDS AND NOTES – 73.3%

Airlines – 1.6%
Hawaiian Holdings, Inc., 5.00%, Due 3/15/16, (BBB)	$1,000,000	$1,906,250

Automobiles – 0.1%
Tesla Motors, Inc., 1.25%, Due 3/1/21, (A)	200,000	182,625

Biotechnology – 9.0%
AMAG Pharmaceuticals, Inc., 2.50%, Due 2/15/19, (BB)	500,000	503,125
Array BioPharma Inc., 3.00%, Due 6/1/20, (BBB)	250,000	235,625
BioMarin Pharmaceutical Inc., 1.50%, Due 10/15/20, (A)	500,000	517,500
Cepheid, 1.25%, Due 2/1/21, (A) (1)	300,000	303,188
Cubist Pharmaceuticals, Inc., 1.875%, Due 9/1/20, (A) (1)	1,100,000	1,273,938
Emergent BioSolutions Inc., 2.875%, Due 1/15/21, (A) (1)	800,000	890,000
Exelixis, Inc., 4.25%, Due 8/15/19, (BB)	1,000,000	906,250
Gilead Sciences, Inc., 1.625%, Due 5/1/16, (A)	1,000,000	3,452,505
Incyte Corp., 1.25%, Due 11/15/20, (BBB) (1)	1,000,000	1,224,375
Merrimack Pharmaceuticals, Inc., 4.50%, Due 7/15/20, (BB)	250,000	235,938
OPKO Health Inc., 3.00%, Due 2/1/33, (BBB)	400,000	515,250
Regeneron Pharmaceuticals, Inc., 1.875%, Due 10/1/16, (AA)	250,000	882,500
		10,940,194

Capital Markets – 2.2%
BlackRock Kelso Capital Corp., 5.50%, Due 2/15/18, (BBB)	1,500,000	1,595,625
FXCM Inc., 2.25%, Due 6/15/18, (AA)	1,000,000	1,061,875
		2,657,500

Communications Equipment – 2.5%
Finisar Corp., 5.00%, Due 10/15/29, (NR)	75,000	185,672
Ixia, 3.00%, Due 12/15/15, (A)	500,000	526,562
Infinera Corp., 1.75%, Due 6/1/18, (A) (1)	1,000,000	1,040,625
InterDigital, Inc., 2.50%, Due 3/15/16, (A)	1,250,000	1,300,781
		3,053,640

Computers & Peripherals – 1.1%
SanDisk Corp., 1.50%, Due 8/15/17, (BB)	750,000	1,280,625

Construction & Engineering – 0.4%
Layne Christensen Co., 4.25%, Due 11/15/18, (A) (1)	500,000	512,500

Consumer Finance – 2.6%
DFC Global Corp., 3.25%, Due 4/15/17, (B)	1,250,000	1,207,812
Encore Capital Group, Inc., 3.00%, Due 7/1/20, (BBB) (1)	1,250,000	1,400,781
Portfolio Recovery Associates, Inc., 3.00%, Due 8/1/20, (A)	500,000	589,375
		3,197,968

Diversified Consumer Services – 0.8%
Carriage Services, Inc., 2.75%, Due 3/15/21, (BBB) (1)	1,000,000	1,015,005

Diversified Telecommunications Services – 0.7%
Alaska Communications Systems Group, Inc., 6.25%, Due 5/1/18, (BB)	1,000,000	850,000

Electrical Equipment – 0.5%
SolarCity Corp., 2.75%, Due 11/1/18, (BBB)	500,000	600,000

Electronic Equipment Instruments – 1.5%
InvenSense, Inc., 1.75%, Due 11/1/18, (A) (1)	1,500,000	1,804,688

Energy Equipment & Services – 2.3%
Bristow Group Inc., 3.00%, Due 6/15/38, (BB)	1,356,000	1,700,932
Hornbeck Offshore Services, Inc., 1.50%, Due 9/1/19, (BB)	1,000,000	1,143,800
		2,844,732

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Portfolio of Investments April 30, 2014 (continued)

	Principal Amount	Value (Note 1)
CONVERTIBLE BONDS AND NOTES (continued)

Food Products – 0.6%
Chiquita Brands International, 4.25%, Due 8/15/16, (CCC)	$700,000	$712,688

Health Care Providers & Services – 1.2%
Molina Healthcare Inc., 1.125%, Due 1/15/20, (A)	1,250,000	1,417,969

Health Care Technology – 0.7%
Allscripts Healthcare Solutions, Inc., 1.25%, Due 7/1/20, (A)	750,000	840,469

Hotels, Restaurants & Leisure – 0.9%
MGM Resorts International, 4.25%, Due 4/15/15, (B)	750,000	1,072,031

Household Durables – 1.7%
Jarden Corp., 1.875%, Due 9/15/18, (BB)	1,500,000	2,040,000

Insurance – 0.6%
AmTrust Financial Services, Inc., 5.50%, Due 12/15/21, (A)	500,000	750,938

Internet & Catalog Retail – 2.1%
HomeAway, Inc., 0.125%, Due 4/1/19, (A) (1)	500,000	482,188
The Priceline Group Inc., 1.00%, Due 3/15/18, (BBB)	1,500,000	2,104,688
		2,586,876

Internet Software & Services – 3.4%
Cardtronics, Inc., 1.00%, Due 12/1/20, (A)	1,000,000	928,130
Equinix, Inc., 3.00%, Due 10/15/14, (B)	1,000,000	1,645,625
Move, Inc., 2.75%, Due 9/1/18, (A)	500,000	494,688
Web.com Group, Inc., 1.00%, Due 8/15/18, (A)	1,000,000	1,123,125
		4,191,568

IT Services – 1.3%
CSG Systems International, Inc., 3.00%, Due 3/1/17, (A)	1,250,000	1,569,531

Life Science Tools & Services – 1.0%
Illumina, Inc., 0.25%, Due 3/15/16, (A)	750,000	1,275,472

Machinery – 0.8%
Chart Industries, Inc., 2.00%, Due 8/1/18, (BB)	750,000	926,250

Media – 0.8%
Liberty Media Corp., 1.375%, Due 10/15/23, (A) (1)	1,000,000	967,500

Metals & Mining – 2.8%
A.M. Castle & Co., 7.00%, Due 12/15/17, (BBB)	400,000	561,000
Kaiser Aluminum Corp., 4.50%, Due 4/1/15, (BB)	750,000	1,120,781
RTI International Metals, Inc., 3.00%, Due 12/1/15, (A)	600,000	641,250
RTI International Metals, Inc., 1.625%, Due 10/15/19, (A)	500,000	505,312
Royal Gold, Inc., 2.875%, Due 6/15/19, (A)	600,000	621,375
		3,449,718

Oil, Gas & Consumable Fuels – 2.0%
Clean Energy Fuels Corp., 5.25%, Due 10/1/18, (BBB)	500,000	456,250
Goodrich Petroleum Corp., 5.00%, Due 10/1/32, (CCC)	993,000	1,152,501
Ship Finance International Ltd., 3.25%, Due 2/1/18, (B)	750,000	817,969
		2,426,720

Pharmaceuticals – 2.6%
Mylan Inc., 3.75%, Due 9/15/15, (BBB)	500,000	1,910,938
Salix Pharmaceuticals, Ltd., 2.75%, Due 5/15/15, (B)	300,000	715,875
Salix Pharmaceuticals, Ltd., 1.50%, Due 3/15/19, (B)	300,000	533,625
		3,160,438

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Portfolio of Investments April 30, 2014 (continued)

	Principal Amount	Value (Note 1)
CONVERTIBLE BONDS AND NOTES (continued)

Real Estate Investment Trusts – 3.9%
American Realty Capital Properties, Inc., 3.00%, Due 8/1/18, (A)	$1,000,000	$1,036,250
Colony Financial, Inc., 5.00%, Due 4/15/23, (AA)	1,250,000	1,325,000
IAS Operating Partnership LP, 5.00%, Due 3/15/18, (NR) (exchangeable for Invesco Mortgage Capital Inc. common stock)	1,000,000	976,250
Lexington Realty Trust, 6.00%, Due 1/15/30, (BBB)	500,000	798,125
National Health Investors, Inc., 3.25%, Due 4/1/21, (A)	125,000	125,547
RAIT Financial Trust, 4.00%, Due 10/1/33, (A)	500,000	492,500
		4,753,672

Real Estate Management – 0.9%
Forest City Enterprises, Inc., 3.625%, Due 8/15/20, (B)	1,000,000	1,038,125

Semiconductors & Semiconductor Equipment – 9.2%
GT Advanced Technologies Inc., 3.00%, Due 12/15/20, (BBB)	1,000,000	1,592,500
JinkoSolar Holding Co., Ltd., 4.00%, Due 2/1/19, (BB) (1)	500,000	463,125
Micron Technology, Inc., 3.00%, Due 11/15/43, (BB)	1,750,000	2,027,812
NVIDIA Corp., 1.00%, Due 12/1/18, (BB) (1)	1,000,000	1,131,250
Photronics, Inc., 3.25%, Due 4/1/16, (A)	1,000,000	1,109,375
ReneSola Ltd., 4.125%, Due 3/15/18, (BB)	250,000	197,200
Rudolph Technologies Inc., 3.75%, Due 7/15/16, (A)	500,000	520,000
Spansion LLC, 2.00%, Due 9/1/20, (A)	750,000	1,079,062
SunEdison, Inc., 2.75%, Due 1/1/21, (BB) (1)	500,000	762,500
SunPower Corp., 4.50%, Due 3/15/15, (BBB)	1,000,000	1,560,625
Xilinx, Inc., 2.625%, Due 6/15/17, (A)	500,000	828,750
		11,272,199

Software – 6.8%
Bottomline Technologies, Inc., 1.50%, Due 12/1/17, (A)	1,000,000	1,222,500
Mentor Graphics Corp., 4.00%, Due 4/1/31, (AA)	1,250,000	1,507,812
NQ Mobile Inc., 4.00%, Due 10/15/18, (BB) (1)	500,000	370,625
Nuance Communications, Inc., 2.75%, Due 11/1/31, (BB) (1)	2,000,000	2,020,000
Proofpoint, Inc., 1.25%, Due 12/15/18, (A) (1)	1,000,000	1,006,250
Take-Two Interactive Software, Inc., 1.75%, Due 12/1/16, (A)	1,000,000	1,258,750
TeleCommunication Systems, Inc., 7.75%, Due 6/30/18, (BBB)	1,000,000	975,000
		8,360,937

Textiles, Apparel & Luxury Goods – 2.4%
Iconix Brand Group, Inc., 2.50%, Due 6/1/16, (A)	1,250,000	1,807,812
Iconix Brand Group, Inc., 1.50%, Due 3/15/18, (A)	750,000	1,089,375
		2,897,187

Trading Companies & Distributors – 0.8%
Kaman Corp., 3.25%, Due 11/15/17, (A)	750,000	1,003,594

Wireless Telecommunication Services – 1.5%
SBA Communications Corp., 4.00%, Due 10/1/14, (A)	600,000	1,767,750

TOTAL CONVERTIBLE BONDS AND NOTES		89,327,359

CONVERTIBLE PREFERRED STOCK – 12.2%	Shares

Commercial Banks – 3.3%
Huntington Bancshares, Inc., 8.50%, (BB)	1,250	1,621,875
Wells Fargo & Co., 7.50%, (BBB)	2,000	2,390,500
		4,012,375

Diversified Financial Services – 1.7%
Bank of America Corp., 7.25%, (BB)	1,800	2,048,850

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Portfolio of Investments April 30, 2014 (continued)

	Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCK (continued)

Food Products – 1.9%
Bunge Ltd., 4.875%, (BB)	7,500	$799,500
Post Holdings, Inc., 3.75%, (B)	8,300	998,075
Post Holdings, Inc., 2.50%, (B) (1)	5,000	525,000
		2,322,575

Machinery – 0.9%
Stanley Black & Decker, Inc., 6.25%, (BBB)	10,000	1,120,600

Oil, Gas & Consumable Fuels – 1.9%
Chesapeake Energy Corp., 5.75%, (B)	1,550	1,844,500
Halcon Resources Corp., 5.75%, (CCC)	500	485,000
		2,329,500

Real Estate Investment Trusts – 0.9%
Health Care REIT, Inc., 6.50%, (BB)	20,000	1,147,000

Specialty Retail – 0.6%
Amerivon Holdings LLC, 4.00%, (NR) (1,2,3)	655,793	763,605
Amerivon Holdings LLC, common equity units, (NR) (1,2,3)	272,728	16,364
		779,969

Thrift & Mortgage Finance – 1.0%
New York Community Capital Trust V, 6.00%, (BB)	24,000	1,176,000

TOTAL CONVERTIBLE PREFERRED STOCK		14,936,869

MANDATORY CONVERTIBLE SECURITIES – 10.6% (4)

Aerospace & Defense – 2.2%
United Technologies Corp., 7.50%, Due 8/1/15, (BBB)	40,000	2,645,600

Electric Utilities – 1.9%
NextEra Energy, Inc., 5.599%, Due 6/1/15, (BBB)	7,500	492,825
NextEra Energy, Inc., 5.799%, Due 9/1/16, (BBB)	10,000	568,900
NextEra Energy, Inc., 5.889%, Due 9/1/15, (BBB)	20,000	1,273,000
		2,334,725

Insurance – 1.9%
Maiden Holdings, Ltd., 7.25%, Due 9/15/16, (NR)	22,500	1,059,075
MetLife, Inc., 5.00%, Due 10/8/14, (BBB)	40,000	1,218,000
		2,277,075

Multi-Utilities – 1.2%
Dominion Resources, Inc., 6.125%, Due 4/1/16, (BBB)	12,500	732,750
Dominion Resources, Inc., 6.00%, Due 7/1/16, (BBB)	12,500	734,875
		1,467,625

Real Estate Investment Trusts – 2.4%
Crown Castle International Corp., 4.50%, Due 11/1/16, (B)	12,500	1,249,375
Weyerhaeuser Co., 6.375%, Due 7/1/16, (BBB)	30,000	1,677,000
		2,926,375

Road & Rail – 1.0%
Genesee & Wyoming, Inc., 5.00%, Due 10/1/15, (NR)	10,000	1,301,500

TOTAL MANDATORY CONVERTIBLE SECURITIES (4)		12,952,900

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Portfolio of Investments April 30, 2014 (continued)

	Shares	Value (Note 1)
COMMON STOCK – 0.6%

Insurance – 0.6%
MetLife, Inc	12,680	$663,798

Total Convertible Bonds and Notes – 73.3%		89,327,359
Total Convertible Preferred Stock – 12.2%		14,936,869
Total Mandatory Convertible Securities – 10.6%		12,952,900
Total Common Stock – 0.6%		663,798
Total Investments – 96.7%		117,880,926

Other Assets and Liabilites, Net – 3.3%		4,013,933
Total Net Assets – 100.0%		$121,894,859

(1)	Security not registered under the Securities Act of 1933, as amended (the “Securities Act”) (e.g., the security was purchased in a Rule 144A or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the Securities Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of such securities. The aggregate market value of these unregistered securities at April 30, 2014 was $17,973,507, which represented 14.7% of the Fund’s net assets.

(2)	Investment is valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The fair value of these securities amounted to $779,969 at April 30, 2014, which represented 0.6% of the Fund’s net assets. See Note 1(c) of the Notes to Financial Statements.

(3)	Restricted securities include securities that have not been registered under the Securities Act, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of April 30, 2014, the Fund was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Price per Share	Value	% Net Assets
Amerivon Holdings LLC	April 1, 2010	655,793	$1,500,000	$1.164	$763,605	0.63%
series A cv. pfd.
Amerivon Holdings LLC	April 1, 2010	272,728	0	0.060	16,364	0.01%
common equity units

(4)	Mandatory Convertible Securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder. See Note 1(h) of the Notes to Financial Statements.

Portfolio Ratings:	Summary of Portfolio Ratings *

Where a security is rated by Standard & Poor’s (S&P), such rating appears in		% of
parentheses next to such security (but without any applicable + or - that might		Portfolio
apply).	AAA	0
Where a security is rated by S&P and at least one other rating agency and the	AA	4
Fund believes the ratings to be functionally equivalent to one another, the S&P	A	32
rating appears in parentheses next to such security (but without any applicable +	BBB	27
or - that might apply).	BB	21
Where a security is rated by S&P and at least one other rating agency and the	B	10
Fund believes the ratings not to be functionally equivalent to one another, the	CCC & below	2
Fund puts in parentheses next to such security the S&P rating which it believes	Not Rated	4
approximates the average of all such ratings (but without any applicable + or -
that might apply).	* Excludes common stock and cash.
Where a security is not rated by S&P, but is rated by at least one other rating agency, the Fund puts in parentheses next to such security the S&P rating which it believes approximates the average of all such ratings (but without any applicable + or - that might apply). NR is used whenever a rating is unavailable.

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Statement of Assets and Liabilities (unaudited)

April 30, 2014
Assets:
Investments at value (cost $98,632,572) (Note 1)	$117,880,926
Cash	3,428,951
Dividends and interest receivable	613,212
Prepaid insurance	29,378
Total assets	121,952,467
Liabilities:
Accrued management fee (Note 2)	10,174
Other liabilities	47,434
Total liabilities	57,608
Net Assets	$121,894,859
Net assets consist of:
Capital shares (unlimited shares of $0.01 par value authorized) (Note 3)	$52,423
Additional paid-in capital	108,720,332
Accumulated net investment income loss	(2,586,984)
Accumulated net realized loss from investment transactions	(3,539,266)
Unrealized appreciation on investments	19,248,354
Net Assets	$121,894,859
Net asset value per share ($121,894,859 ÷ 5,242,291 outstanding shares)	$23.25

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2014

Investment Income (Note 1):
Interest	$452,409
Dividends	780,528
Total income	1,232,937
Expenses (Note 2):
Management fees	425,417
Custodian	7,463
Transfer agent	21,731
Legal fees	42,528
Audit fees	20,876
Trustees’ fees	58,579
Administrative services fees	30,101
Reports to shareholders	25,772
Insurance	13,810
Other	41,224
Total expenses	687,501
Net Investment Income	545,436
Realized and Unrealized Gain on Investments:
Net realized gain from investment transactions	6,643,366
Net unrealized appreciation of investments	28,139
Net gain on investments	6,671,505
Net Increase in Net Assets Resulting from Operations	$7,216,941

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Statement of Changes in Net Assets

	Six Months Ended April 30, 2014(a)	Year Ended October 31, 2013
Change in net assets from operations:
Net investment income	$545,436	$1,362,619
Net realized gain from investment transactions	6,643,366	3,315,966
Net unrealized appreciation of investments	28,139	14,379,007
Net increase in net assets resulting from operations	7,216,941	19,057,592
Dividends to shareholders from:
Net investment income	(1,704,681)	(2,976,572)
Capital share transactions (Note 3):
Value of shares issued on reinvestment of distributions	530,096	540,935
Cost of shares purchased	(2,968,965)	(116,719)
Change in net assets resulting from capital share tranactions	(2,438,869)	424,216
Change in net assets	3,073,391	16,505,236
Net assets at beginning of period	$118,821,468	$102,316,232
Net assets at end of period	$121,894,859	$118,821,468
Undistributed net investment income at end of period	$(2,586,984)	$(1,427,546)

Financial Highlights Selected data for a share of beneficial interest outstanding

	Six Months Ended April 30,		Years Ended October 31,
	2014 (a)		2013	2012	2011	2010	2009
Operating Performance:
Net asset value, beginning of period	$22.13		$19.15	$18.48	$18.85	$16.57	$13.37
Net investment income	0.10		0.25	0.48	0.48	0.67	0.72
Net realized and unrealized gain (loss)	1.34		3.31	0.75	(0.25)	2.32	3.14
Total from investment operations	1.44		3.56	1.23	0.23	2.99	3.86
Less Distributions:
Dividends from net investment income	(0.32)		(0.56)	(0.55)	(0.60)	(0.71)	(0.66)
Distributions from realized gains	—		—	—	—	—	—
Total distributions	(0.32)		(0.56)	(0.55)	(0.60)	(0.71)	(0.66)
Capital Share Transactions:
Anti-dilutive effect of share repurchases	—	(b)	— (b)	—	—	—	—
Dilutive effect of dividend reinvestment	—		(0.02)	(0.01)	— (b)	— (b)	— (b)
Net asset value, end of period	$23.25		$22.13	$19.15	$18.48	$18.85	$16.57
Market value, end of period	$19.67		$18.42	$16.45	$15.85	$16.43	$14.23
Total Return (c):
Total Market Value Return (%)	16.49		15.64	7.36	0.01	20.90	33.10
Total Net Asset Value Return (%)	16.41		19.35	7.20	1.63	19.10	31.00
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$121,895		$118,821	$102,316	$98,208	$99,563	$86,734
Ratio of expenses to average net assets (%)	1.1	(d)	1.1	1.1	1.1	1.2	1.3
Ratio of net investment income to average net assets (%)	0.9	(d)	1.2	2.6	2.5	3.3	5.1
Portfolio turnover rate (%)	23		51	44	43	65	79

(a)	Unaudited.

(b)	Amount less than $0.01.

(c)	Market value total return is calculated assuming a purchase of Fund shares on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Automatic Dividend Investment and Cash Payment Plan. Net asset value total return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(d)	Annualized.

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Notes to Financial Statements (unaudited)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization – Bancroft Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

(b) Indemnification – Under the Fund’s organizational documents, each trustee, officer or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(c) Security Valuation – Investments in securities traded on a national securities exchange are valued at market price using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted unadjusted prices for identical instruments in active markets.

Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-driven valuation in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers, and those received from an independent pricing service.

Level 3 – Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price an asset or liability based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The net change in unrealized appreciation from Level 3 investments held as of April 30, 2014 was ($55) and is included in net unrealized appreciation of investments on the Statement of Operations. Transfers into or out of Level 3 are valued utilizing values as of the end of the period.

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Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of the inputs used to value the net assets of Bancroft Fund Ltd. as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stock	$663,798	$—	$—	$663,798
Convertible Bonds and Notes	—	89,327,359	—	89,327,359

Convertible Preferred Stock:
Consumer Discretionary	—	—	779,969	779,969
Consumer Staples	—	2,322,575	—	2,322,575
Energy	—	2,329,500	—	2,329,500
Financials	—	8,384,225	—	8,384,225
Industrials	—	1,120,600	—	1,120,600
Total Preferred Stock	—	14,156,900	779,969	14,936,869
Mandatory Convertible Securities	—	12,952,900	—	12,952,900
Total Investments	$663,798	$116,437,159	$779,969	$117,880,926

Refer to the Fund’s Portfolio of Investments for a detailed breakdown of Common Stock, Convertible Bonds and Notes, Convertible Preferred Stock and Mandatory Convertible Securities. Transfers between levels are recognized at April 30, 2014, the end of the reporting period. The Fund recognized no transfers to or from levels 1 and 2.

The following is a reconciliation of assets for which Level 3 inputs were used in determining value:

Description	Investments in Securities
Balance as of October 31, 2013	$780,024
Proceeds from sales	—
Gain/loss	—
Change in unrealized appreciation (depreciation)(1)	(55)
Net transfers in/out of Level 3	—
Balance as of April 30, 2014	$779,969

(1)	Included in the net change of unrealized appreciation on investments in the Statement of Operations.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of April 30, 2014:

	Fair Value April 30, 2014	Valuation Methodologies	Unobservable Input(1)	Impact to Valuation from an Increase in Input(2)
Amerivon Holdings LLC series A cv. pfd. and common equity units	$779,969	Market Comparables/ Sum of the Parts Valuation/ Dividend Analysis	Liquidity Discount	Decrease

(1)	In determining certain of these inputs, management evaluates a variety of factors including economic conditions, industry and market developments, market valuations of comparable companies and company specific developments.

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

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Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(d) Federal Income Taxes – The Fund’s policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by taxing authorities. Management of the Fund has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Fund’s 2013 tax returns. The major tax authority for the Fund is the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits will significantly change in the next six months.

(e) Securities Transactions and Related Investment Income – Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium.

(f) Distributions to Shareholders – Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually.

The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended October 31, 2013 and 2012 were as follows:

	2013	2012
Ordinary income	$2,976,572	$2,920,318
Net realized gain on investments	—	—
	$2,976,572	$2,920,318

At April 30, 2014, unrealized appreciation (depreciation) of investment securities on a tax basis and federal tax cost were as follows:

Unrealized appreciation	$19,905,916
Unrealized depreciation	(2,110,718)
Net unrealized appreciation	17,795,198

Cost for federal income tax purposes	$100,086,102

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to differing methods of recognizing interest and ordinary income on bonds and notes for tax purposes.

(g) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(h)  Market Risk – It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus, they expose the Fund to greater downside risk than traditional convertible securities but generally less than that of the underlying common stock. The market value of those securities was $12,952,900 at April 30, 2014, representing approximately 10.6% of net assets.

NOTE 2 – MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Dinsmore Capital Management Co. (“Dinsmore Capital”). Pursuant to the investment advisory agreement, Dinsmore Capital provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Dinsmore Capital on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund’s net asset value in such month.

The Fund, pursuant to an administrative services agreement with Dinsmore Capital, has agreed to pay Dinsmore Capital for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Dinsmore Capital on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund’s net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Dinsmore Capital.

NOTE 3 – PORTFOLIO ACTIVITY

At April 30, 2014, there were 5,242,291 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the six months ended April 30, 2014, 28,779 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $530,096.

During the six months ended April 30, 2014 the Fund purchased 154,943 capital shares in the open market at a cost of $2,968,965. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the NYSETMKT Exchange was 16.73%.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $26,826,150 and $30,111,574, respectively, for the six months ended April 30, 2014.

NOTE 4 – NEW ACCOUNTING PRONOUNCEMENT

In June 2013, the Financial Accounting Standards Board issued guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure non-controlling ownership interest in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

NOTE 5 – SUBSEQUENT EVENTS

In preparing the financial statements as of April 30, 2014, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

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Board Approval of Advisory Contract

The independent trustees of the Fund renewed the advisory contract with Dinsmore Capital Management Co. in November 2013. The following are the material factors and conclusions that formed the basis for that approval.

The nature and extent of the advisory services provided by Dinsmore Capital - The Board of Trustees (the “Board”) of the Fund and the independent trustees reviewed the services provided by Dinsmore Capital under the Advisory Agreement. The Board noted that under the Advisory Agreement, Dinsmore Capital supervised all aspects of the Fund’s operations including the investment and reinvestment of cash, securities or other properties comprising the Fund’s assets. In this regard, the Board noted that under the Advisory Agreement Dinsmore Capital is responsible to, among other things, (a) supervise all aspects of the operations of the Fund; (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any industry or the Fund or any issuer of securities held or to be purchased by the Fund; (c) determine which issuers and securities will be represented in the Fund’s investment portfolio and regularly report thereon to the Board; (d) place orders for the purchase and sale of securities for the Fund; (e) take all appropriate actions regarding mergers, consolidations, elections, conversions, exchanges, etc. with respect to portfolio securities; and (f) take, on behalf of the Fund, such other action as Dinsmore Capital deems to be necessary or appropriate in connection with the above. Based on such review, both the Board as a whole and the independent trustees separately as a group concluded that the range of services provided by Dinsmore Capital under the Advisory Agreement was appropriate and that Dinsmore Capital currently has been providing services in accordance with the terms of the Advisory Agreement.

The quality of services provided by Dinsmore Capital - In reviewing the qualifications of Dinsmore Capital to provide investment advisory services, both the Board as a whole and the independent trustees separately as a group reviewed the credentials and experience of Dinsmore Capital’s investment personnel who will provide investment advisory services to the Fund, and considered Dinsmore Capital’s (i) portfolio and product review process, particularly its adherence to the Fund’s investment mandate, (ii) compliance function and its culture of compliance, (iii) use of technology, including the use, from time to time, of direct satellite links to issuer interviews and conferences, (iv) investment research operations (which involves meetings with issuers and analysts, attendance at investment seminars and visits to issuers, and the review of (a) financial newspapers, industry literature, publications and periodicals, (b) research materials prepared by others, (c) issuer annual reports and prospectuses, and (d) issuer press releases) and trading operations (which involves computerized execution of orders), and (v) focus on providing high quality services while keeping the Fund’s fees and expenses as low as possible. The Board as a whole and the independent trustees separately as a group also took into consideration the presentations made by Dinsmore Capital at prior Board meetings pertaining to its management of the Fund. Based on the review of these and other factors, both the Board as a whole and the independent trustees separately as a group determined and concluded that the quality of services provided by Dinsmore Capital has been exemplary, that Dinsmore Capital currently is providing services to the Fund in accordance with the terms of the Advisory Agreement, and that the independent trustees were confident that such services would continue in a similar fashion in 2014.

The performance of the Fund relative to comparable funds - Both the Board as a whole and the independent trustees separately as a group reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten years ended August 31, 2013 against the performance of other closed-end and open-end funds investing in convertible securities and believed by management to be in the Fund’s peer group. The Chairman pointed out that some funds against which the Fund compared itself were of such a large size that they were required to make some investments in non-convertible securities (because of the limited size of the convertible securities market), which meant, in turn, that the comparison of such funds to the Fund was not perfect, particularly insofar as the Fund’s performance was compared with any fund which had invested heavily in

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Board Approval of Advisory Contract (continued)

equity securities during the past five years. Both the Board as a whole and the independent trustees separately as a group noted that the Fund’s performance for the five-year time period was superior to that of the Advent Claymore Convertibles Securities Fund, one of the two funds which Dinsmore Capital believed were most similar to the Fund, but was not as good relative to such fund for any other time period. The Board as a whole and the independent trustees separately as a group noted that the Fund’s performance was superior to that of the Gabelli Convertible & Income Fund, the other fund which Dinsmore Capital believed was most similar to the Fund for the ten-year time period, but was not as good relative to such fund for any other time period. The Fund’s performance trailed the mean of 76 open-end convertible funds tracked by Lipper, Inc. for all time periods. However, in evaluating the Fund’s performance against funds in the closed-end fund group, the Board as a whole and the independent trustees separately as a group took into account the fact that many of these competitors engage in leverage, which has increased their returns, but has done so with increased risk of loss. Because of this increased risk of loss, the Fund has traditionally not engaged in leverage. The Chairman pointed out that performance was improving and that at October 31, 2013 the Fund had outperformed the average of the U.S. closed-end funds which invest in convertible securities for the calendar year-to-date and one-year periods. The Board as a whole and the independent trustees separately as a group also noted that the portfolio manager’s investment approach is to make equity investments utilizing convertible securities to provide a total return similar to that of equity securities, but with lower volatility and higher income. They noted that in striving to maintain the current dividend level for shareholders the Fund’s portfolio needed a balance of issues that could represent a total return approach that would by necessity be less equity sensitive than the indices. The Board was somewhat disappointed in the Fund’s performance, but believed it was not far below mean and therefore, the independent trustees concluded that Fund performance was satisfactory.

The performance of the Fund relative to indices - Both the Board and the independent trustees reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten years ended August 31, 2013 against the performance of the Bank of America Merrill Lynch All U.S. Convertibles Index (“VXA0”), the Bank of America Merrill Lynch Investment Grade Convertibles Index (“VXA1”), the Bank of American Merrill Lynch Speculative Grade Convertible Index, the Barclays Balanced Profile Index, and the S&P 500® Index. The Board as a whole and the independent trustees separately as a group noted that the Fund’s performance was (on a GIPS format basis because the indices do not pay fees) superior to that of the VXA1 for all time periods and outperformed the Barclays Balanced Profile Index for the calendar year-to-date period. However the Fund underper-formed the other indices for all time periods. The Fund’s ten-year standard deviation was less than that of the S&P 500® Index and that of the Speculative Grade Convertibles Index, but exceeded that for other indices. Based on this review and taking into account all of the other factors that the Board as a whole and the independent trustees separately as a group considered in determining whether to renew the Advisory Agreement, the Board and the independent trustees concluded that performance was disappointing relative to the VXA0, but satisfactory relative to the VXA1 and the Barclays Balanced Profile Index.

Meetings with the Fund’s portfolio manager and investment personnel - Both the Board as a whole and the independent trustees separately as a group noted that they meet regularly with the Fund’s portfolio manager and investment personnel, and believe that such individuals are extremely competent and able to carry out their responsibilities under the Advisory Agreement. Moreover, the Board noted with approval the increased portfolio management responsibilities being shared with newer members of Dinsmore Capital.

Overall performance of Dinsmore Capital - After considering the overall performance of Dinsmore Capital in providing investment advisory and administrative services to the Fund, both the Board and the independent trustees concluded that such performance was satisfactory.

B A N C R O F T    F U N D    L T D .    2 0 1 4    S E M I – A N N U A L    R E P O R T    T O    S H A R E H O L D E R S

Board Approval of Advisory Contract (continued)

Fees relative to those of clients of Dinsmore Capital with comparable investment strategies - Both the Board as a whole and the independent trustees separately as a group noted that the Fund and Ellsworth Fund Ltd. (the “Funds”) are the only clients of Dinsmore Capital, and that the advisory fee rates for the Funds are the same. Both the Board as a whole and the independent trustees separately as a group concluded that, because the fee rates are the same for both Funds, the current advisory fee rate of the Fund was fair as compared to the rate for Ellsworth Fund Ltd.

Fees relative to those of comparable funds with other advisors - After reviewing the advisory fee rate and expense ratio for the Fund against the advisory fee rates and expense ratios for funds advised by other advisors in the Fund’s comparison group, both the Board as a whole and the independent trustees separately as a group determined that the Fund’s expense ratio was significantly lower than that of the two other funds in the comparison group, and below that of most other closed end funds. Accordingly, the Board concluded that the current advisory fee rate and other Fund fees and costs were fair and reasonable.

Expense limitations and fee waivers - Both the Board as a whole and the independent trustees separately as a group noted that, although there are no contractual expense limitations or fee waivers in effect for the Fund, Dinsmore Capital is very diligent in its efforts to keep expenses of the Fund as low as possible. The independent trustees also noted that the cost of compliance with regulatory initiatives was increasing. Both the Board as a whole and the independent trustees separately as a group concluded that the current level of expenses for the Fund was fair and reasonable.

Breakpoints and economies of scale - Both the Board and the independent trustees reviewed the structure of the Fund’s advisory fee under the Advisory Agreement, and noted that the fee includes one breakpoint for Fund assets of at least $100 million. Both the Board as a whole and the independent trustees separately as a group noted that the Fund’s assets were above the $100 million breakpoint. Both the Board as a whole and the independent trustees separately as a group concluded that the Fund’s fee levels under the Advisory Agreement, therefore, reflect economies of scale and that it was not necessary to implement any further changes to the structure of the advisory fee for the Fund.

Profitability of Dinsmore Capital - Both the Board and the independent trustees reviewed information concerning the profitability and financial condition of Dinsmore Capital. In particular, the Board reviewed Dinsmore Capital’s financial statements including its statement of income and retained earnings, statement of cash flows, and audited balance sheet. The Board also reviewed Dinsmore Capital’s costs in providing services to the Funds. The Board noted that currently Dinsmore Capital’s sole source of revenue was fees from the Funds for providing advisory and administrative services to the Funds. The Board as a whole and the independent trustees separately as a group noted that Dinsmore Capital’s operations were at approximately break even during its most recent four fiscal years, despite the severe market downturn. Some independent trustees expressed concern about whether Dinsmore Capital would be able to maintain its high level of services to the Funds unless it was able to increase assets under management in future years. As a result, the independent trustees reiterated their prior advice that Dinsmore Capital increase its efforts to grow its assets under management. Based on the review of the profitability of Dinsmore Capital and its financial condition, both the Board as a whole and the independent trustees separately as a group concluded that the compensation to be paid by the Fund to Dinsmore Capital under the Advisory Agreement was not excessive.

Dinsmore Capital’s financial soundness in light of the Fund’s needs - Both the Board and the independent trustees considered whether Dinsmore Capital is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that it does.

B A N C R O F T    F U N D    L T D .    2 0 1 4    S E M I – A N N U A L    R E P O R T    T O    S H A R E H O L D E R S

Board Approval of Advisory Contract (continued)

Benefit of soft dollars to Dinsmore Capital - Both the Board and the independent trustees discussed the fact that there are no third-party soft dollar arrangements in effect with respect to the Fund. Both the Board and the independent trustees recognized that Dinsmore Capital does receive proprietary research from brokers with whom it executes portfolio transactions on behalf of the Fund. This research is used by Dinsmore Capital in making investment decisions for the Fund and for Ellsworth Fund Ltd. Both the Board and the independent trustees also considered representations made by Dinsmore Capital that portfolio transactions received best execution. Because such research ultimately benefits the Fund, the Board and the independent trustees concluded that it was appropriate to receive proprietary research.

Historical relationship between the Fund and Dinsmore Capital - In determining whether to continue the Advisory Agreement for the Fund, both the Board and the independent trustees also considered the prior relationship among Dinsmore Capital and the Fund, as well as the independent trustees’ knowledge of Dinsmore Capital’s operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. Both the Board and the independent trustees also reviewed the general nature of the non-investment advisory services currently performed by Dinsmore Capital, such as administrative services, and the fees received by Dinsmore Capital for performing such services. In addition to reviewing such services, both the Board and the independent trustees also considered the organizational structure employed by Dinsmore Capital to provide those services. Based on the review of these and other factors, both the Board and the independent trustees concluded that Dinsmore Capital was qualified to provide non-investment advisory services to the Fund, including administrative services, and that Dinsmore Capital currently is providing satisfactory non-investment advisory services to the Fund.

Other factors and current trends - Both the Board and the independent trustees considered the culture of compliance and high ethical standards at Dinsmore Capital, and the efforts historically and currently undertaken by Dinsmore Capital to engage in best practices. Both the Board and the independent trustees noted Dinsmore Capital’s historical adherence to compliance procedures, as well as the Fund’s investment objectives, policies and restrictions. Both the Board as a whole and the independent trustees separately as a group concluded that this commitment to adhere to the highest ethical standards was an important factor in their determination that they should approve the continuance of the Advisory Agreement for the Fund.

After considering all of the above factors and based on informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to Dinsmore Capital under the Advisory Agreement is fair and reasonable. As a result, the Board concluded to renew the Advisory Agreement for an additional year.

B A N C R O F T    F U N D    L T D .    2 0 1 4    S E M I – A N N U A L    R E P O R T    T O    S H A R E H O L D E R S

Miscellaneous Notes

Results of the 2014 Annual Shareholders Meeting

The Annual Meeting of Shareholders of the Fund was held on February 21, 2014. The results of the shareholder vote were:

1.	All persons nominated were elected:

Terms expiring in 2017	Shares voted for	Shares withheld
Thomas H. Dinsmore	4,040,530	337,636
Daniel D. Harding	4,072,838	305,328

2.	The Audit Committee’s appointment of Tait, Weller & Baker LLP as independent registered public accountants was ratified, as 4,314,833 shares voted for, 22,808 shares voted against and 40,525 shares abstained.

Notice of Privacy Policy

The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about our shareholders. We receive personal information, such as the name, address and account balances of our shareholders, when transactions occur in Fund shares registered in their name.

We may disclose this information to companies that perform services for the Fund, such as the Fund’s transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about our shareholders is restricted to our employees and service providers who need that information in order to provide services to them. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information.

For More Information About Portfolio Holdings

In addition to the annual and semi-annual reports that Bancroft delivers to shareholders and makes available through the Fund’s public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund’s first and third fiscal quarters on Form N-Q. Bancroft does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however, the schedules are available without charge, upon request, by calling (800) 914-1177 or at the Fund’s public website, www.bancroftfund.com. You may obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

Proxy Voting Policies and Procedures / Proxy Voting Record

The Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling (800) 914-1177, or at the Fund’s website at www.bancroftfund.com. This information is also available on the SEC’s website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

The Fund is a member of the Closed-End Fund Association (CEFA), a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore, Chairman and Chief Executive Officer of the Fund, is on its executive board.

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase beneficial shares of the Fund from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

Board of Trustees	Internet
KINCHEN C. BIZZELL, CFA	www.bancroftfund.com
ELIZABETH C. BOGAN, Ph.D.	email: info@bancroftfund.com
THOMAS H. DINSMORE, CFA
DANIEL D. HARDING, CFA	Shareholder Services and Transfer Agent
JANE D. O’KEEFFE	American Stock Transfer & Trust Company, LLC
NICOLAS W. PLATT	6201 15th Avenue
Brooklyn, NY 11219
(877) 208-9514
www.amstock.com
Officers
THOMAS H. DINSMORE, CFA	Investment Adviser
Chairman of the Board	Dinsmore Capital Management Co.
and Chief Executive Officer	65 Madison Avenue, Suite 550
Morristown, NJ 07960
JANE D. O’KEEFFE	(973) 631-1177
President
Custodian of Securities
JAMES A. DINSMORE, CFA	Brown Brothers Harriman & Co.
Executive Vice President
Beneficial Share Listing
GARY I. LEVINE	NYSE MKT Symbol: BCV
Executive Vice President, Chief Financial Officer
and Secretary	Legal Counsel
Ballard Spahr LLP
H. TUCKER LAKE, JR.
Vice President	Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
GERMAINE M. ORTIZ
Vice President

MERCEDES A. PIERRE
Vice President and Chief Compliance Officer

JUDITH M. DOUGHERTY
Assistant Vice President and Assistant Secretary

JOANN VENEZIA
Assistant Vice President

BANCROFT FUND LTD.
65 MADISON AVENUE, SUITE 550
MORRISTOWN, NEW JERSEY 07960
www.bancroftfund.com

ITEM 2.     CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6.     INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers as of April 30, 2014 is included as part of the report to shareholders, filed under Item 1 of this Form N-CSR.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable to this semi-annual report.

(b) There has been no change as of the date of filing in any of the portfolio managers identified in Bancroft Fund Ltd.’s (the “Fund”) most recent annual report on Form N-CSR.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, the following purchases were made by or on behalf of the Fund as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities registered by the Fund pursuant to Section 12 of the Exchange Act (15 U.S.C. 78l):

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total number of shares purchased	(b) Average price paid per share	(c) Total number of shares purchased as part of publicly announced plans or programs*	(d) Maximum number of shares that may yet be purchased under the plans or programs*
November 1 through November 30, 2013	19,647	$18.48	19,647	135,296
December 1 through December 31, 2013	22,204	$18.34	22,204	113,092
January 1 through January 31, 2014	36,701	$18.90	36,701	76,391
February 1 through February 28, 2014	26,082	$19.41	26,082	50,309
March 1 through March 31, 2014	37,622	$19.83	37,622	12,687
April 1 through April 30, 2013	12,687	$19.63	12,687	-
Total	154,943	$19.10	154,943	-

*On October 21, 2013, the Board of Trustees approved a share repurchase plan (the Repurchase Plan). Under the Repurchase Plan, the Fund may purchase, in the open market, up to 3% of its outstanding shares (up to 161,243 shares, based on shares of beneficial interest outstanding as of October 21, 2013).

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s board of trustees since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)) or Item 10 of this Form N-CSR.

ITEM 11.     CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of May 29, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Fund, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Fund’s disclosure controls and procedures, as defined in Rule 30a-3(c) (17 CFR 270.30a-3(c)) under the Investment Company Act of 1940, as amended (the “Act”). Based on that evaluation, as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)), the Fund’s officers, including the PEO and PFO, concluded that, as of June 6, 2013, the Fund’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission and (2) that material information relating to the Fund is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.     EXHIBITS.

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Fund to ten or more persons.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bancroft Fund Ltd.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   June 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   June 27, 2014

By:      /s/ Gary I. Levine

Gary I. Levine

Chief Financial Officer

(Principal Financial Officer)

Date:   June 27, 2014